UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K/A

AMENDMENT No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2005

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3150 Sabre Drive

Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 20, 2005, Sabre Holdings Corporation filed a Current Report on Form 8-K announcing that it, through its wholly owned indirect subsidiary, Travelocity Europe Limited, completed its acquisition of lastminute.com plc, pursuant to the terms of the Scheme of Arrangement that was filed with the Registrar of Companies in England and Wales on July 20, 2005.

The registrant hereby amends its July 20, 2005 Current Report on Form 8-K to include the items required by Item 9.01 (a) and (b) of Form 8-K.

This acquisition is subject to various risks, including the risks set forth in Sabre Holdings’ most recent Quarterly Report on Form
10-Q.  As the registrant stated in its most recent Form 10-Q, Sabre Holdings has initiated its efforts to assess the internal controls over financial reporting related to lastminute.com’s business but that assessment is not complete, and it does not expect to report on the assessment until 2006.    Sabre Holdings will attempt to promptly resolve any identified deficiencies and weaknesses.   As with any system of controls and procedures, Sabre Holdings cannot, and will not be able to, provide absolute assurance that all control issues and instances of fraud, if any, within lastminute.com have been detected.  Furthermore, the design of any system of controls and procedures is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that lastminute.com’s current design, or any additional controls imposed by Sabre Holdings as a result of its assessment, will succeed in achieving the stated goals under all potential future conditions, regardless of how unlikely.  Because of these inherent limitations in a cost-effective system of controls and procedures, misstatmenets or omissions due to error or fraud may occur and not be detected.    Sabre Holdings may incur significant additional costs to resolve deficiencies in internal controls and disclosure controls.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial statements of businesses acquired.

The audited financial statements of lastminute.com plc as of and for the year ended September 30, 2004 are filed herewith as Exhibit 99.1.

The unaudited financial statements of lastminute.com plc as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004 are filed herewith as Exhibit 99.2.

(b)                                 Pro forma financial information.

The pro forma financial information required to be filed by Item 9.01 (b) of Form 8-K is filed herewith as Exhibit 99.3.

(d)           Exhibits.

EXHIBIT NUMBER

23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of lastminute.com plc as of and for the year ended September 30, 2004.
99.2	Unaudited Consolidated Financial Statements of lastminute.com plc as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004.
99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Sabre Holdings Corporation as of June 30, 2005; Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the year ended December 31, 2004; and Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the six months ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005	SABRE HOLDINGS CORPORATION

	By:	/s/ JEFFERY M. JACKSON
Jeffery M. Jackson Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

	By:	/s/ MARK K. MILLER
Mark K. Miller Senior Vice President and Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditors.
99.1	Audited Consolidated Financial Statements of lastminute.com plc as of and for the year ended September 30, 2004.
99.2	Unaudited Consolidated Financial Statements of lastminute.com plc as of June 30, 2005 and for the nine months ended June 30, 2005 and 2004.
99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Sabre Holdings Corporation as of June 30, 2005; Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the year ended December 31, 2004; and Unaudited Pro Forma Condensed Combined Statement of Operations of Sabre Holdings Corporation for the six months ended June 30, 2005.